 _______________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ___________________________________

                                    FORM 8-K
                         ______________________________

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2005
                     ______________________________________

                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     ______________________________________

          Missouri                        0-12619                43-0985160
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

           15 Compound Drive, Hutchinson, KS                       67502
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review.

     On  February  25,  2005,  management  of  Collins  Industries,   Inc.  (the
"Company")  determined that the Company's  historical  financial  statements for fiscal years 2002 and 2003 should be restated to correct the manner in which the
Company had established and recorded reserves for specific workers' compensation claims in Florida and Kansas.  In addition,  the Company's  previously  released financial  information  for fiscal 2004 will also be  restated.  The Company has discovered issues with workers  compensation  claims for injuries dating back to
1992.  Therefore,  a  cumulative  adjustment  for periods  prior to 2002 also is expected.

     The  Company's  management  reached  this  conclusion  following a detailed review of workers  compensation  claims and historical  reserves.  The Company's
Audit Committee hired an independent  third party  administrator and independent legal counsel to assist in its investigation of the reserves.

     As a result of the  Company's  determination  to restate  its  consolidated financial results as discussed above, the financial  statements for fiscal years
2002 and 2003,  and the previously  released  financial  information  for fiscal
2004, should no longer be relied upon.

     The Company's  management has discussed the matters  disclosed in this Form
8-K with  the  Chairman  of the  Company's  Audit  Committee  and the  Company's
independent  auditors.  The  Company's  independent  auditors  concur  with this decision.

     The Company  issued a press release on March 2, 2005 regarding this matter.
A copy of the press release is attached hereto as Exhibit 99.1 and  incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1    Collins Industries, Inc. Press Release dated March 2, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date  March 2, 2005
                                       By:      /s/ Larry W. Sayre
                                          --------------------------------------
                                       Name:    Larry W. Sayre
                                       Title:   Vice President of Finance and
                                                Chief Financial Officer

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